UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A
___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under to § 240 14a-12

FTAC EMERALD ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

FTAC EMERALD ACQUISITION CORP.
2929 Arch Street, Suite 1703
Philadelphia, PA 19104

PROXY STATEMENT FOR
SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS OF
FTAC EMERALD ACQUISITION CORP.

Dear Stockholders of FTAC Emerald Acquisition Corp.:

You are cordially invited to attend a special meeting in lieu of an annual meeting of stockholders of FTAC Emerald Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at 11:00 a.m., Eastern time, on September 18, 2023 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ftacemeraldacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust Company (“Continental”) by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on September 18, 2023. The accompanying proxy statement is dated August 30, 2023, and is first being mailed to stockholders of the Company on or about August 31, 2023.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Charter Amendment Proposal — to approve the adoption of an amendment (the “Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) as set forth on Annex A of the accompanying proxy statement to extend the date by which the Company has to consummate its initial business combination from September 20, 2023 to September 20, 2024 (or such earlier date as determined by the Company’s Board of Directors (the “Board”)) (such date, the “Extended Termination Date”). The proposal described above is referred to herein as the “Charter Amendment Proposal.”

2.      Proposal No. 2 — The Trust Amendment Proposal — to approve the adoption of an amendment (the “Trust Amendment,” and together with the Charter Amendment, the “Amendments”) to our investment management trust agreement, dated December 15, 2021, with Continental Stock Transfer & Trust Company, as trustee (the “Trust Agreement”), as set forth on Annex B, to allow the trustee to liquidate the trust account (the “Trust Account”) established in connection with our initial public offering at such time as may be determined by the Company as set forth in the Charter Amendment. The proposal described above is referred to herein as the “Trust Amendment Proposal.” The Charter Amendment Proposal and Trust Amendment Proposal are referred to herein as the “Amendment Proposals.”

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal,” and together with the Charter Amendment Proposal and Trust Amendment Proposal, the “Proposals”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Because the Company announced that it had entered into a non-binding letter of intent with respect to a business combination prior to its initial termination date of June 20, 2023, in accordance with the Company’s Charter, the date by which the Company must cease operations and liquidate if it has not completed a business combination was automatically extended to September 20, 2023 (the “Initial Termination Date”). If we do not complete an initial business combination by the Initial Termination Date, we will be required to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), purchased in the Company’s initial public offering or in the secondary market following the initial public offering (the “Public Shares”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less interest previously released to, or reserved for use by, the Company in an amount up to $100,000 to pay dissolution expenses and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the holders of the Public Shares as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that the trustee shall commence liquidation of the Trust Account only and promptly after (i) receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial Business Combination or (ii) our inability to effect an initial Business Combination within the time frame specified in our Charter, or (ii) the Initial Termination Date.

The purpose of the Amendment Proposals is to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination by the Initial Termination Date, from September 20, 2023 to September 20, 2024 (or such earlier date as determined by the Board).

In connection with the Charter Amendment Proposal, public stockholders of the Company may elect to redeem (the “Optional Redemption”) their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares, upon approval and implementation of the Amendment Proposals; provided, however, that in accordance with the Charter, the Company may not redeem Public Shares to the extent that such redemption would cause the Class A Common Stock to become a “penny stock” upon consummation of the Company’s initial business combination (the “Redemption Limitation”). If the Amendment Proposals are approved by the requisite vote of stockholders and implemented, the remaining public stockholders will retain their right to redeem their shares of Class A Common Stock upon consummation of our initial business combination if and when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter and the Trust Agreement.

Based upon the amount held in the Trust Account as of July 31, 2023, which was $259,410,814.14, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.43 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on August 28, 2023, was $10.44. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

You will be entitled to receive cash in the Optional Redemption only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., Eastern time, on September 14, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental that the Company redeem your Public Shares for cash, which request must identify the beneficial owner of the shares to be redeemed, and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Additionally, you will only receive cash in the Optional Redemption if (i) the Amendment Proposals are approved and implemented and (ii) the Redemption Limitation has not been exceeded. In the event that we receive notice of Optional Redemptions approaching or in excess of the Redemption Limitation, we and/or Emerald ESG Sponsor, LLC or Emerald ESG Advisors, LLC (collectively, the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with new or existing stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Amendment Proposals are not approved, or the Amendment Proposals are approved but the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such cases, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Initial Termination Date.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank, as applicable, that you elect to separate the units into the underlying Public Shares and public warrants, or if you hold units registered in your own name, you must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against either or both of the Amendment Proposals. However, Public Stockholders will not have their shares redeemed in the Optional Redemption unless (i) both Amendment Proposals are approved and (ii) the Redemption Limitation is not exceeded. In the event that a Public Stockholder tenders their Public Shares for redemption in the Optional Redemption and decides prior to the vote at the Special Meeting that they do not want to redeem their shares, such Public Stockholder may withdraw the tender.

If the Charter Amendment Proposal is approved and implemented, and the Redemption Limitation is not exceeded, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (ii) the number of then outstanding Public Shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.

Approval of the Amendment Proposals require the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

The Board has fixed 5:00 p.m., Eastern time, on August 22, 2023, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If you do not elect to redeem your Public Shares in connection with the Charter Amendment Proposal, you will retain the right to vote on an initial business combination, if and when such transaction is submitted to stockholders, and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed. If an initial business combination is not consummated by the Extended Termination Date or the Initial Termination Date, as the case may be, the Company will redeem its Public Shares.

You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ftacemeraldacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the control number that is printed on your proxy card. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the Amendment Proposals but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals but will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting. Stockholders will have the opportunity to present questions to the management of the Company at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC.

If you have any questions or need assistance voting your shares of Common Stock, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing EMLD.info@investor.morrowsodali.com.

On behalf of the Board, we would like to thank you for your support of FTAC Emerald Acquisition Corp.

August 30, 2023

By Order of the Board,
/s/ Betsy Z. Cohen
Betsy Z. Cohen
Chairman of the Board

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the Proposals.

TO EXERCISE YOUR OPTIONAL REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD PUBLIC SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, WHICH REQUEST MUST IDENTIFY THE BENEFICIAL OWNER OF THE SHARES TO BE REDEEMED, AND (III) TENDER OR DELIVER YOUR PUBLIC SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. TO OBTAIN REDEMPTION FORMS, PUBLIC STOCKHOLDERS SHOULD CONTACT THEIR BANK OR BROKER OR CONTINENTAL USING THE CONTACT INFORMATION IN THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING — WHO CAN HELP ANSWER MY QUESTIONS?” IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. YOU WILL NOT HAVE YOUR SHARES REDEEMED IN THE OPTIONAL REDEMPTION UNLESS THE AMENDMENT PROPOSALS ARE APPROVED AND EFFECTED, AND THE REDEMTPION LIMITATION IS NOT EXCEEDED. IN THE EVENT THAT WE RECEIVE NOTICE OF REDEMPTIONS OF PUBLIC SHARES APPROACHING OR IN EXCESS OF THE REDEMPTION LIMITATION, WE AND/OR OUR SPONSOR ,MAY TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS TO AVOID THE REDEMPTION LIMITATION, WHICH MAY INCLUDE, AT OUR AND OUR SPONSOR’S OPTION AND IN OUR AND ITS SOLE DISCRETION, ANY, SEVERAL OR ALL OF THE FOLLOWING ACTIONS: (A) ATTEMPTING TO SECURE WAIVERS OF CERTAIN OF OUR SIGNIFICANT LIABILITIES, INCLUDING THE DEFERRED UNDERWRITING FEES; (B) CANCELLING OR TERMINATING OTHER SIGNIFICANT LIABILITIES, SUCH AS THE OUTSTANDING PRIVATE PLACEMENT WARRANTS; (C) ENTERING INTO NON-REDEMPTION AGREEMENTS WITH NEW OR EXISTING STOCKHOLDERS; (D) PURCHASING PUBLIC SHARES IN THE OPEN MARKET (SUBJECT TO APPLICABLE LAW AND REGULATION); AND (E) OBTAINING A CAPITAL CONTRIBUTION FROM OUR SPONSOR. ANY SHARES OF CLASS A COMMON STOCK PURCHASED BY THE SPONSOR IN THE OPEN MARKET OR FROM US WOULD NOT BE VOTED IN CONNECTION WITH THE PROPOSALS. IF EITHER OF THE AMENDMENT PROPOSALS IS NOT APPROVED, OR THE REDEMPTION LIMITATION IS EXCEEDED, EITHER BECAUSE WE DO NOT TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS OR BECAUSE OUR ATTEMPT TO DO SO IS NOT SUCCESSFUL, THEN WE WILL NOT PROCEED WITH THE AMENDMENTS AND WE WILL NOT REDEEM ANY PUBLIC SHARES IN THE OPTIONAL REDEMPTION. IN SUCH CASE, PUBLIC SHARES WHICH A PUBLIC STOCKHOLDER ELECTS TO REDEEM BUT WHICH ARE NOT REDEEMED SHALL BE RETURNED TO SUCH PUBLIC STOCKHOLDER OR SUCH PUBLIC STOCKHOLDER’S ACCOUNT AND SUCH PUBLIC STOCKHOLDER WILL RETAIN THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE COMPANY HAS NOT COMPLETED AN INITIAL BUSINESS COMBINATION BY THE INITIAL TERMINATION DATE OR THE EXTENDED TERMINATION DATE, AS THE CASE MAY BE.

This proxy statement is dated August 30, 2023
and is first being mailed to our stockholders with the form of proxy on or about August 31, 2023.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

FTAC EMERALD ACQUISITION CORP.
2929 Arch Street, Suite 1703
Philadelphia, PA 19104

NOTICE OF
SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 18, 2023

Dear Stockholders of FTAC Emerald Acquisition Corp.,

NOTICE IS HEREBY GIVEN that the special meeting in lieu of an annual meeting of stockholders of FTAC Emerald Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at 11:00 a.m., Eastern time, on September 18, 2023 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ftacemeraldacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust Company (“Continental”) by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on September 18, 2023.

The Special Meeting is being held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Charter Amendment Proposal — to approve the adoption of an amendment (the “Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) as set forth on Annex A of the accompanying proxy statement to extend the date by which the Company has to consummate its initial business combination from September 20, 2023 to September 20, 2024 (or such earlier date as determined by the Company’s Board of Directors (the “Board”)) (such date, the “Extended Termination Date”). The proposal described above is referred to herein as the “Charter Amendment Proposal.”

2.      Proposal No. 2 — The Trust Amendment Proposal — to approve the adoption of an amendment (the “Trust Amendment,” and together with the Charter Amendment, the “Amendments”) to our investment management trust agreement, dated December 15, 2021, with Continental Stock Transfer & Trust Company, as trustee (the “Trust Agreement”), as set forth on Annex B, to allow the trustee to liquidate the trust account (the “Trust Account”) established in connection with our initial public offering at such time as may be determined by the Company as set forth in the Charter Amendment. The proposal described above is referred to herein as the “Trust Amendment Proposal.” The Charter Amendment Proposal and Trust Amendment Proposal are referred to herein as the “Amendment Proposals.”

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal,” and together with the Amendment Proposals, the “Proposals”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Approval of the Amendment Proposals each requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

The purpose of the Amendment Proposals is to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination by the Initial Termination Date, from September 20, 2023 to September 20, 2024 (or such earlier date as determined by the Board).

In connection with the Charter Amendment Proposal, public stockholders of the Company may elect to redeem (the “Optional Redemption”) their shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A Common Stock, upon approval and implementation of the Amendment Proposals; provided, however, that in accordance with the Charter, the Company may not redeem shares of Class A Common Stock purchased in the Company’s initial public offering or in the secondary market following the initial public offering (the “Public Shares”) to the extent that such redemption would cause the Class A Common Stock to become a “penny stock” upon consummation of the initial business combination (the “Redemption Limitation”). If the Amendment Proposals are approved by the requisite vote of stockholders and implemented, the remaining public stockholders will retain their right to redeem their shares of Class A Common Stock upon consummation of our initial Business Combination if and when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter and the Trust Agreement.

Based upon the amount held in the Trust Account as of July 31, 2023, which was $259,410,814.14, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.43 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on August 28, 2023, was $10.44. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

You will be entitled to receive cash in the Optional Redemption only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., Eastern time, on September 14, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental that the Company redeem your Public Shares for cash, which request must identify the beneficial owner of the shares to be redeemed, and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Additionally, you will only receive cash in the Optional Redemption if (i) the Amendment Proposals are approved and implemented and (ii) the Redemption Limitation has not been exceeded. In the event that we receive notice of Optional Redemptions approaching or in excess of the Redemption Limitation, we and/or Emerald ESG Sponsor, LLC or Emerald ESG Advisors, LLC (collectively, the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with new or existing stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the

Amendment Proposals are not approved, or the Amendment Proposals are approved but the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such cases, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Initial Termination Date.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank, as applicable, that you elect to separate the units into the underlying Public Shares and public warrants, or if you hold units registered in your own name, you must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against either or both of the Amendment Proposals. However, Public Stockholders will not have their shares redeemed in the Optional Redemption unless (i) both Amendment Proposals are approved and (ii) the Redemption Limitation is not exceeded. In the event that a Public Stockholder tenders their Public Shares for redemption in the Optional Redemption and decides prior to the vote at the Special Meeting that they do not want to redeem their shares, such Public Stockholder may withdraw the tender.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Sponsor and the Company’s directors and officers intend to vote in favor of each of the Proposals at the Special Meeting.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the Company’s initial public offering (“IPO”) against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

If the Charter Amendment Proposal is approved and implemented, the Redemption Limitation is not exceeded and the Charter Amendment is effected, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (ii) the number of then outstanding Public Shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which, if the Charter Amendment Proposal is approved and the Charter Amendment is effected, may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.

The withdrawal of any funds from the Trust Account in connection with the Optional Redemption will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $259,410,814.14 that was in the Trust Account as of July 31, 2023.

Only stockholders of record of the Company as of 5:00 p.m., Eastern time, on August 22, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 34,460,564 shares of Common Stock issued and outstanding, including (i) 25,845,423 shares of Class A Common Stock and (ii) 8,615,141 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the Proposals.

Proxy voting permits stockholders unable to attend the Special Meeting by virtual attendance to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

YOUR VOTE IS IMPORTANT. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. Stockholders will have the opportunity to present questions to the management of the Company at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC.

If you have any questions or need assistance voting your shares of Common Stock, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing EMLD.info@investor.morrowsodali.com.

August 30, 2023

By Order of the Board,
/s/ Betsy Z. Cohen
Betsy Z. Cohen
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON SEPTEMBER 18, 2023

This Notice of Special Meeting and Proxy Statement are available at
https://www.cstproxy.com/ftacemeraldacquisition/2023.

i

FTAC EMERALD ACQUISITION CORP.
PROXY STATEMENT
FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m., Eastern time, on September 18, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting in lieu of annual meeting of stockholders of FTAC Emerald Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at 11:00 a.m., Eastern time, on September 18, 2023 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ftacemeraldacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on September 18, 2023.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the return of capital to our stockholders, the consequences of not completing an initial Business Combination, the release of funds held in the Trust Account, the availability of working capital and borrowing capacity and the use of funds outside the Trust Account. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated:

•        our being a company with no operating history and no revenue;

•        the amount of redemptions by our Public Stockholders in the Optional Redemption or the initial business combination;

•        our ability to complete our initial business combination;

•        actual and potential conflicts of interest relating to our Sponsor and other entities in which members of our management team are involved;

•        the ability of our officers and directors to generate a number of potential initial business combination opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•        our pool of prospective target businesses;

•        the Trust Account not being subject to claims of third parties; and

•        our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2022, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
OUR SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, which is a special meeting in lieu of an annual meeting of stockholders, to be held by virtual attendance on September 18, 2023, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated in Delaware February 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving one or more businesses, which we refer to as our initial Business Combination. On December 20, 2021, the Company consummated its IPO of 24,869,342 units, with each unit consisting of one share of Class A Common Stock and one-half of one redeemable warrant to purchase one share of Class A Common Stock, which includes 2,869,342 units sold pursuant to the partial exercise of the underwriter’s over-allotment option. Simultaneously with the closing of the IPO, the Company completed the private sale of 976,081 private placement units at a purchase price of $10.00 per private placement unit to the Sponsor, generating gross proceeds to us of $9,760,810. The warrants included in the private placement units are identical to the warrants included in the initial public offering except that, so long as they are held by Sponsor or its permitted transferees (a) they (including the underlying Common Stock) may not be transferred, assigned or sold until 30 days after the consummation of the Company’s initial business combination, subject to certain limited exceptions, and (b) they are entitled to registration rights. Following the closing of the IPO and the private placement, a total of $251,180,354 ($10.10 per unit) of the net proceeds from the IPO and the sale of the private placement units was placed in the Trust Account, with Continental acting as trustee. At present, our Charter provides that, because we executed a letter of intent for our initial business combination prior to the original termination date of June 20, 2023, the IPO proceeds held in the Trust Account must be returned to the holders of shares of Class A Common Stock if we do not complete our initial business combination by September 20, 2023 (the “Initial Termination Date”).

Our Board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate an initial business combination to the Extended Termination Date in order to allow our stockholders to evaluate an initial business combination and for us to be able to potentially consummate an initial business combination, and is submitting these proposals to our stockholders to vote upon.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Why does the Company need to hold an annual meeting?

The Special Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders within 12 months after our fiscal year ended December 31, 2022. At the Special Meeting, you will have the opportunity to present questions to the Management.

What is being voted on?

You are being asked to vote on the following proposals:

(a)     Proposal No. 1 — The Charter Amendment Proposal — to approve the adoption of the Charter Amendment to provide the Board with the right to extend the date by which the Company has to consummate a business combination from September 20, 2023 to September 20, 2024 (or such earlier date as determined by the Board).

(b)    Proposal No. 2 — The Trust Amendment Proposal — to approve the adoption of the Trust Amendment to the Trust Agreement to allow the trustee to liquidate the Trust Account at such time as may be determined by the Company as set forth in the Charter Amendment.

(c)     Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

You are not being asked to vote on an initial business combination at this time. If you do not elect to redeem your Public Shares in connection with the Charter Amendment Proposal (the “Optional Redemption”), you will retain the right to vote on an initial business combination, if and when such transaction is submitted to stockholders, and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed. If an initial business combination is not consummated by the Extended Termination Date or the Initial Termination Date, as the case may be, the Company will redeem its Public Shares.

Can I attend the Special Meeting?

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ftacemeraldacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on September 18, 2023.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the Amendments?

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before the Initial Termination Date, we will provide the holders of Public Shares with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Public Shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

The Amendment Proposals would give us the opportunity to complete a business combination, which our Board believes in the best interests of the stockholders. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Public Shares in connection with such initial business combination.

Our Board recommends that you vote “FOR” each of the Proposals, but expresses no opinion as to whether you should redeem your Public Shares in the Optional Redemption.

When would the Board abandon the Amendment Proposals?

Our Board will abandon the Amendments if (i) our stockholders do not approve both Amendment Proposals or (ii) our stockholders approve the Amendment Proposals but the Redemption Limitation is exceeded. Additionally, we may decide to abandon the Amendments at any time and for any reason prior to filing the Charter Amendment with the Secretary of State of the State of Delaware.

How do the Company insiders intend to vote their shares?

The Sponsor has the right to vote approximately 27.8% of the Company’s issued and outstanding shares of Common Stock, and is expected to vote all of such shares in favor of each Proposal to be voted upon by our stockholders at the Special Meeting.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would represent in writing that such Public Shares will not be voted in favor of approving the Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

Subject to the immediately preceding paragraph, the Sponsor, the Company’s directors or officers or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase Public Shares or warrants in such transactions. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors or officers or any of their respective affiliates may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire Public Shares, vote their Public Shares in favor of the Proposals or not redeem their Public Shares. The Sponsor and the Company’s directors or officers or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.

What vote is required to approve the Charter Amendment Proposal?

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

What vote is required to approve the Trust Amendment Proposal?

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

What if I want to vote against or do not want to vote for any of the Proposals?

If you do not want any of the Proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

If the Amendment Proposals are approved, what happens next?

We will continue our efforts to consummate an initial business combination.

Upon approval of the Amendment Proposals by the required number of votes, we plan to promptly file the Charter Amendment with the Secretary of State of the State of Delaware as set forth in the form attached as Annex A hereto. However, we may decide to abandon the Amendments at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware. If we abandon the Amendments, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.

The withdrawal of any funds from the Trust Account in connection with the Optional Redemption will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $259,410,814.14 that was in the Trust Account as of July 31, 2023.

While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from our Trust Account, including any interest thereon, to pay any potential excise taxes that may become due upon a redemption of the Public Shares, including in connection with a liquidation of the Company if we are not able to successfully complete a business combination.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the Initial Termination Date or the Extended Termination Date.

What happens if the Charter Amendment Proposal or the Trust Amendment Proposal is not approved?

Our Board will abandon the Charter Amendment and the Trust Amendment if our stockholders do not approve both the Charter Amendment Proposal and the Trust Amendment Proposal.

If either the Charter Amendment Proposal or the Trust Amendment Proposal is not approved and we don’t consummate an initial business combination before the Initial Termination Date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from our Trust Account, including any interest thereon, to pay any potential excise taxes that may become due upon a redemption of the Public Shares, including in connection with a liquidation of the Company if we are not able to successfully complete a business combination.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the date that the Special Meeting ends. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the date that the Special Meeting ends, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?

If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Continental by email at proxy@continentalstock.com. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet (if you originally voted through the Internet) not later than 11:59 p.m., Eastern time, on September 17, 2023 for shares held directly.

Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the Proposals. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting shall constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters.

Who can vote at the Special Meeting?

Only stockholders of record of the Company as of 5:00 p.m., Eastern time on August 22, 2023, the Record Date for the Special Meeting, are entitled to vote at the Special Meeting. On the Record Date, there were 34,460,564 shares of Common Stock issued and outstanding, including (i) 25,845,423 shares of Class A Common Stock and (ii) 8,615,141 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the Proposals.

In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. Our Sponsor owns all of our issued and outstanding shares of Class B Common Stock and 976,081 shares of Class A Common Stock included as part of the private placement units, collectively constituting approximately 27.8% of our issued and outstanding shares of Common Stock.

Registered Stockholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote via the Internet at the Special Meeting or prior to the Special Meeting.

On the Record Date, there were two holders of record of our Class A Common Stock. The foregoing numbers of record holders do not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.

“Street Name” Stockholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of Common Stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the Proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the Proposals.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Company’s Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. In the case of the Sponsor, these interests include ownership of shares of Class B Common Stock, ownership of private placement shares and private placement warrants. In the case of our directors and officers, these interests include arrangements related to indemnification and expense reimbursement. See the section entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting stockholders?

The General Corporation Law of the State of Delaware (the “DGCL”) does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the Proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the Proposals to be voted upon at the Special Meeting.

How do I vote?

If you are a holder of record of shares of Common Stock on the Record Date, you may vote (i) prior to the Special Meeting through the Internet, (ii) by virtual attendance at the Special Meeting or (iii) by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote online by virtually attending the Special Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you email a valid legal proxy, you will be issued a control number that will allow you to register to attend and participate in the Special Meeting. If you wish to attend the Special Meeting virtually you should contact Continental no later than September 13, 2023, to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my shares of Common Stock?

You will be entitled to receive cash in the Optional Redemption only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., Eastern time, on September 14, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental that the Company redeem your Public Shares for cash, which request must identify the beneficial owner of the shares to be redeemed, and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC.

Additionally, you will only receive cash in the Optional Redemption if (i) the Amendment Proposals are approved and implemented and (ii) the Redemption Limitation has not been exceeded. In the event that we receive notice of Optional Redemptions approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with new or existing stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Amendment Proposals are not approved, or the Amendment Proposals are approved but the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such cases, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Initial Termination Date.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank, as applicable, that you elect to separate the units into the underlying Public Shares and public warrants, or if you hold units registered in your own name, you must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary.

For a further discussion of redemption considerations, see the section entitled “Proposal No. 1 — The Charter Amendment Proposal — Redemption Rights.”

How do I withdraw my redemption request?

If you deliver your Public Shares for redemption to Continental, our transfer agent, in compliance with the redemption procedures described in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — How do I redeem my shares of Common Stock?” and elsewhere herein, and decide prior to the vote at the Special Meeting not to redeem your shares, you may withdraw your tender of Public Shares and request that Continental return your tendered Public Shares (physically or electronically, as applicable). To make such a request, you should contact your bank or broker or Continental using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?”

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $25,000, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the Proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

FTAC Emerald Acquisition Corp.
2929 Arch Street, Suite 1703
Philadelphia, PA 19104
Telephone: (215) 701-9555

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: EMLD.info@investor.morrowsodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of Public Shares and you intend to seek redemption of your shares upon approval of the Amendment and the amendment of the Charter, you will need to tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern time, on September 14, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof). To obtain redemption forms, Public Stockholders should contact their bank or broker or Continental using the contact information below. If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Email: mzimkind@continentalstock.com

RISK FACTORS

A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares of Class A Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. The IR Act applies only to repurchases that occur after December 31, 2022.

Any redemption or other repurchase that occurs may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax in connection with a the Special Meeting or a business combination would depend on a number of factors, including (1) the fair market value of the redemptions and repurchases in connection with the business combination, (2) the structure of the business combination, (3) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (4) the content of regulations and other guidance from the Treasury, if any. In addition, because the Excise Tax may be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination.

Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption may receive a lower per-share redemption price in connection with the dissolution and winding up of the Company than the per-share redemption price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.

If the Amendment Proposals are approved and the Charter Amendment is effected, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (ii) the number of then outstanding Public Shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.

In the event the Amendment Proposals are approved and the Charter Amendment is effected, the ability of our Public Stockholders to exercise redemption rights in the Optional Redemption with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

A Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash in the Optional Redemption. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.

In the event the Amendment Proposals are approved and the Charter Amendment is effected, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in the Optional Redemption, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Common Stock, units and warrants are listed on the Nasdaq Global Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A Common Stock include, among other things, the requirement to maintain at least 400 public holders and at least 750,000 publicly held shares. Pursuant to the terms of the Charter, in the event the Amendment Proposals are approved and the Charter Amendment is effected, Public Stockholders may elect to redeem their Public Shares in the Optional Redemption and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any redemptions of our Public Shares in the Optional Redemption. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or is ultimately prohibited.

In the event that we or our Sponsor are deemed to have substantial ties with non-U.S. persons, we may become considered a “foreign person” under regulations administered by CFIUS’s regulations. An initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. While the manager of our Sponsor is exclusively “controlled” for CFIUS purposes by U.S. citizens, has no substantial ties with a non-U.S. person, and thus we do not believe that our Sponsor is a “foreign person” as defined in the CFIUS regulations, it is possible that non-U.S. persons could be involved in our initial business combination (e.g., as existing shareholders of a target company or as PIPE investors), which may increase the risk that our initial business combination becomes subject to regulatory review, including review by CFIUS. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination within the completion window because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we were to liquidate, our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since the IPO, been held only in U.S. government securities within the meaning of Rule 2a-7 of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in direct U.S. government treasury obligations and meeting certain other conditions under Rule 2a-7 of the Investment Company Act.

The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of an initial business combination or liquidation of the Company.

Following such liquidation of the securities held in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company. If we cannot complete our initial business combination by the Extended Termination Date, we will be required to liquidate and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ftacemeraldacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on September 18, 2023.

At the Special Meeting, you will be asked to consider and vote upon proposals to:

1.      Proposal No. 1 — The Charter Amendment Proposal — to approve the adoption of the Charter Amendment to extend the date by which the Company has to consummate a business combination from September 20, 2023 to September 20, 2024 (or such earlier date as determined by the Board).

2.      Proposal No. 2 — The Trust Amendment Proposal — to approve the adoption of the Trust Amendment to allow the trustee to liquidate the Trust Account at such time as may be determined by the Company as set forth in the Charter Amendment.

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Voting Power; Record Date

Only stockholders of record of the Company as of 5:00 p.m., Eastern time, on August 22, 2023, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the shares of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 34,460,564 shares of Common Stock issued and outstanding, including (i) 25,845,423 shares of Class A Common Stock and (ii) 8,615,141 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the Proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting shall constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

The Sponsor has the right to vote approximately 27.8% of the Company’s issued and outstanding shares of Common Stock, and is expected to vote all of such shares in favor of each Proposal to be voted upon by our stockholders at the Special Meeting.

Votes Required

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

If you do not want any of the Proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the Charter Amendment Proposal and the Trust Amendment Proposal but will have no effect on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Charter Amendment Proposal and the Trust Amendment Proposal but will have no effect on the Adjournment Proposal.

We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of the persons designated as proxies to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the Proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

On the Record Date, there were two holders of record of our Class A Common Stock. The foregoing numbers of record holders does not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting virtually should contact Continental no later than September 13, 2023, to obtain this information.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the Proposals constitutes a “non-discretionary” matter.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the Proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the Proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing EMLD.info@investor.morrowsodali.com.

Revocability of Proxies

If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Continental by email at proxy@continentalstock.com. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet (if you originally voted through the Internet) not later than 11:59 p.m., Eastern time, on September 17, 2023 for shares held directly.

Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

Attendance at the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/ftacemeraldacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on September 18, 2023.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $25,000, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: EMLD.info@investor.morrowsodali.com

If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our Sponsor, or our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the Proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Warrant holders do not have appraisal rights in connection with any of the Proposals to be voted upon at the Special Meeting.

Other Business

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices

Our executive offices are located at 2929 Arch Street, Suite 1703, Philadelphia, PA 19104 and our telephone number is (215) 701-9555.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Background

We are a blank check company, incorporated in February 2021 as a Delaware corporation, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving one or more businesses.

On December 20, 2021, the Company consummated its IPO of 24,869,342 units, with each unit consisting of one share of Class A Common Stock and one-half of one redeemable warrant to purchase one share of Class A Common Stock, which includes 2,869,342 units sold pursuant to the partial exercise of the underwriter’s over-allotment option. Simultaneously with the closing of the IPO, the Company completed the private sale of 976,081 private placement units at a purchase price of $10.00 per private placement unit to the Sponsor, generating gross proceeds to us of $9,760,810. Following the closing of the IPO and the private placement, a total of $251,180,354 ($10.10 per unit) of the net proceeds from the IPO and the sale of the private placement units was placed in the Trust Account, with Continental acting as trustee.

The Charter Amendment

We are proposing to amend the Charter, as set forth in Annex A of this proxy statement, to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination by the Initial Termination Date, from September 20, 2023 to September 20, 2024 (or such earlier date as determined by the Board).

Reasons for the Charter Amendment Proposal

The Company’s Charter provides that it has until September 20, 2023 to complete a business combination. The Company and its officers and directors agreed that they would not seek to amend the Charter to allow for a longer period of time to complete a business combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s stockholders that the Charter Amendment be obtained so that the Company will have a limited additional amount of time to consummate a business combination. Without the Charter Amendment, the Company believes that it will not be able to complete a business combination on or before September 20, 2023. If that were to occur, the Company would be forced to liquidate.

The Charter Amendment Proposal is essential to allowing the Company additional time to consummate a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Charter Amendment. The Company will not proceed with the Charter Amendment if any related redemptions result in the Redemption Limitation being exceeded. The Company will also not present the Charter Amendment Proposal to the stockholders of the Company if on or before September 20, 2023, the Company completes a business combination.

If the Charter Amendment Proposal Is Approved

Upon approval of the Amendment Proposals by the required number of votes, unless the Redemption Limitation is exceeded, we plan to promptly file the Charter Amendment with the Secretary of State of the State of Delaware. However, we may decide to abandon the Amendments at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware. If we abandon the Amendments, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.

If the Charter Amendment Proposal is approved and the Charter Amendment is effected, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved and the Charter Amendment is effected, and the amount remaining in the Trust Account may be significantly less than the $259,410,814.14 that was in the Trust Account as of July 31, 2023.

While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from our Trust Account, including any interest thereon, to pay any potential excise taxes that may become due upon a redemption of the Public Shares, including in connection with a liquidation of the Company if we are not able to successfully complete a business combination.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the Initial Termination Date or the Extended Termination Date.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal is not approved, or if the Charter Amendment Proposal is approved but the Redemption Limitation is exceeded, and we don’t consummate an initial business combination before the Initial Termination Date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from our Trust Account, including any interest thereon, to pay any potential excise taxes that may become due upon a redemption of the Public Shares, including in connection with a liquidation of the Company if we are not able to successfully complete a business combination.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Redemption Rights

If the Charter Amendment Proposal is approved and the Charter Amendment is effected, each Public Stockholder may seek to redeem his, her or its Public Shares in the Optional Redemption. Public Stockholders who do not elect to redeem their Public Shares in the Optional Redemption will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed initial business combination, or, if the Company has not consummated an initial business combination, by the Initial Termination Date or the Extended Termination Date. If the Charter Amendment Proposal is approved but the Trust Amendment Proposal is not approved, we will abandon the Amendments and will not redeem Public Shares in the Optional Redemption.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON SEPTEMBER 14, 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). To obtain redemption forms, Public Stockholders should contact their bank or broker or Continental using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?” You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the anticipated effective date of the Amendment and redemptions.

You will be entitled to receive cash in the Optional Redemption only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., Eastern time, on September 14, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental that the Company redeem your Public Shares for cash, which request must identify the beneficial owner of the shares to be redeemed, and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC.

Additionally, you will only receive cash in the Optional Redemption if (i) the Amendment Proposals are approved and implemented and (ii) the Redemption Limitation has not been exceeded. In the event that we receive notice of Optional Redemptions approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with new or existing stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Amendment Proposals are not approved, or the Amendment Proposals are approved but the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such cases, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Initial Termination Date.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank, as applicable, that you elect to separate the units into the underlying Public Shares and public warrants, or if you hold units registered in your own name, you must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. There is a nominal cost associated with the above-referenced tendering process and delivering shares through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. While no physical stock certificates are outstanding as of the Record Date, a stockholder may require a physical stock certificate from our transfer agent. Delivering shares physically may take significantly longer than delivery through the DWAC system. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. This process may take two weeks or longer and is outside the Company’s control, so such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Public Shares that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your Public Shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically, as applicable). Public Stockholders should contact their bank or broker or Continental to make such a request using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?” In the event that a Public Stockholder tenders its Public Shares and the Charter Amendment Proposal is not approved, or the Amendment Proposals are approved but the Redemption Limitation is exceeded, these shares will not be redeemed in the Optional Redemption and the shares will be promptly returned (physically or electronically, as applicable) to the stockholder. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Public Shares. Based upon the amount held in the Trust Account as of July 31, 2023, which was $259,410,814.14, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.43 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on August 28, 2023 was $10.44. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive the above described cash amount for these shares only if you properly demand redemption and tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC prior to the vote on the Amendment Proposals. The Company anticipates that a Public Stockholder that tenders its Public Shares for redemption in the Optional Redemption would receive payment of the redemption price for such shares soon after the completion of the Amendments.

Public Stockholders may elect to redeem all or a portion of their Public Shares in the Optional Redemption even if they vote against either or both of the Amendment Proposals. However, Public Stockholders will not have their shares redeemed in the Optional Redemption unless (i) both Amendment Proposals are approved and (ii) the Redemption Limitation is not exceeded. In the event that a Public Stockholder tenders their Public Shares for redemption in the Optional Redemption and decides prior to the vote at the Special Meeting that they do not want to redeem their shares, such Public Stockholder may withdraw the tender. In the event that the Amendment Proposals are approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with new or existing stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Amendment Proposals are approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendments and we will not redeem any Public Shares in the Optional Redemption. In such cases, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Initial Termination Date.

If the Amendment Proposals are approved, the Redemption Limitation is not exceeded, and the Charter Amendment is effected, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), by (ii) the number of then outstanding Public Shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which, if the Amendment Proposals are approved and the Charter Amendment is effected, may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Public Shares for cash, either pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation in the event the Charter Amendment Proposal is not approved and the Charter Amendment is not effected, and the expiration of warrants in such event. This discussion applies only to Public

Shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired Class A Common Stock pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; and

•        passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on certain net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock or warrants who or that is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States,

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•        an estate whose income is subject to U.S. federal income tax regardless of its source, or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “— Non-U.S. Holders.”

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

We expect that a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement will generally be treated as a taxable disposition of such stock, with the consequences generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” It is possible, however, that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes, as described below.

If the Charter Amendment Proposal is approved and the Charter Amendment is effected, a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code, as described below under “— U.S. Holders — Redemption of Public Shares — Redemption of Public Shares in Connection with Our Liquidation” and “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If a non-liquidating redemption qualifies as a sale or exchange of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If a non-liquidating redemption does not qualify as a sale or exchange of Public Shares, a U.S. Holder will be treated as receiving a non-liquidating distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Non-Liquidating Distributions.”

A non-liquidating redemption will generally qualify as a sale or exchange of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only Public Shares actually owned by such U.S. Holder, but also shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Public Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Public Shares owned by certain family members and such U.S. Holder does not constructively own any other Public Shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Redemption of Public Shares in Connection with Our Liquidation

A U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Public Shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will generally be treated as gain from the sale or exchange of such Public Shares and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” below.

Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Expiration of a Warrant

If the Charter Amendment Proposal is not approved and the Charter Amendment is not effected, our warrants, which do not become exercisable unless we complete an initial business combination, will expire worthless on the Initial Termination Date. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.

Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a non-U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Public Shares (taxed as described below under “— Non-U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”).

Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above), unless:

•        the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

•        the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Public Shares.

Gain described in the first bullet point above will generally be subject to tax at applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.

Expiration of a Warrant

If the Charter Amendment Proposal is not approved and the Charter Amendment is not effected, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless on the Initial Termination Date. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If (x) the Charter Amendment Proposal is approved, the Charter Amendment is effected and we do not consummate an initial business combination by the Extended Termination Date or (y) the Charter Amendment Proposal is not approved, or the Charter Amendment is approved but the Redemption Limitation is exceeded, and we do not consummate an initial business combination by the Initial Termination Date, all shares of Class B Common Stock held by the Sponsor will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the private placement shares and private placement warrants held by the Sponsor;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if

(x) the Charter Amendment Proposal is approved, the Charter Amendment is effected and we do not consummate an initial Business Combination by the Extended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Initial Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if (x) the Charter Amendment Proposal is approved, the Charter Amendment is effected and we do not consummate an initial business combination by the Extended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Initial Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Vote Required for Approval

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Charter Amendment Proposal. We believe each of the Proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Charter Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

We are proposing to amend the Trust Agreement in the form set forth in Annex B of this proxy statement to provide for the liquidation of the Trust Account pursuant to the Charter Amendment.

Reasons for the Trust Amendment Proposal

The Trust Amendment Proposal is essential to the implementation of the Company’s desire to extend the date by which the Trust Account must be liquidated and returned to the Company’s stockholders.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Amendment is implemented, we will file the Charter Amendment with the Secretary of State of the State of Delaware and enter into the Trust Amendment with Continental.

If the Trust Amendment Proposal Is Not Approved

Our Board will abandon the Charter Amendment and the Trust Amendment if our stockholders do not approve both the Charter Amendment Proposal and the Trust Amendment Proposal.

If either the Charter Amendment Proposal or the Trust Amendment Proposal is not approved and we don’t consummate an initial business combination before the Initial Termination Date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

While we may utilize funds from the Trust Account to pay any potential income or franchise taxes, we will not utilize any funds from our Trust Account, including any interest thereon, to pay any potential excise taxes that may become due upon a redemption of the Public Shares, including in connection with a liquidation of the Company if we are not able to successfully complete a business combination.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Vote Required for Approval

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of Common Stock, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Trust Amendment Proposal. We believe each of the Proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Trust Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have no effect on the Adjournment Proposal. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of August 22, 2023, with respect to our shares of Common Stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 34,460,564 shares of Common Stock outstanding as of August 22, 2023, including 25,845,423 shares of Class A Common Stock and 8,615,141 shares of Class B Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Common Stock vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of August 22, 2023.

Name and Address of Beneficial Owners	Class A Common Stock		Class B Common Stock		Combined Voting Power(2)
	Number	% of class	Number	% of class	Number	% of class
Directors and Executive Officers:(1)
Betsy Z. Cohen(3)	976,081	3.8%	8,615,141	100.0%	9,591,222	27.8%
Bracebridge H. Young, Jr.	—	—	—	—	—	—
Douglas Listman	—	—	—	—	—	—
Mark Tercek	—	—	—	—	—	—
Tensie Whelan(5)	—	—	—	—	—	—
Therese Rein(5)	—	—	—	—	—	—
Andrew Hohns(5)	—	—	—	—	—	—
Lisa Shalett(5)	—	—	—	—	—	—
All directors and executive officers as a group (eight individuals)	976,081	3.8%	8,615,141	100.0%	9,591,222	27.8%

5% or Greater Beneficial Owners:
Saba Capital Management, L.P.(6)	2,157,069	8.3%	—	—	2,157,069	6.3%
CSS, LLC(7)	1,313,349	5.1%	—	—	1,313,349	3.8%
Taconic Capital Advisors L.P.(8)	1,509,900	5.8%	—	—	1,509,900	4.4%
Sculptor Capital LP(9)	1,338,332	5.2%	—	—	1,338,332	3.9%
Emerald ESG Sponsor, LLC(4)	976,081	3.8%	4,349,402	50.5%	5,325,483	15.5%
Emerald ESG Advisors, LLC(4)	—	—	4,265,739	49.5%	4,265,739	12.4%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of each of the following individuals is c/o FTAC Emerald Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, PA 19104.

(2)      Represents the percentage of voting power of our Class A common stock and Class B common stock voting together as a single class. Shares of Class B common stock will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to certain adjustments described in our charter documents.

(3)      Shares are held directly by Emerald ESG Sponsor, LLC (976,081 shares of Class A common stock and 4,349,402 shares of Class B common stock) and Emerald ESG Advisors, LLC (4,265,739 shares of Class B common stock), each of which is managed by Betsy Cohen. Ms. Cohen disclaims beneficial ownership of these securities, except to the extent of her pecuniary interest therein.

(4)      Shares are held directly by Emerald ESG Sponsor, LLC and Emerald ESG Advisors, LLC, each of which is managed by Betsy Cohen. Certain of our officers and directors are members of our sponsor, but none has any voting or investment power over the shares held by our sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)      This individual is a member of our Sponsor, but does not have voting or investment power over the shares held by our Sponsor.

(6)      Based on information contained in a Schedule 13G/A filed on February 14, 2023 by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein. The address of the business office of each of the reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)      Based on a Schedule 13G filed on January 31, 2023 on behalf of CSS, LLC. The business address of CSS, LLC is 175 W. Jackson Blvd., Suite 440, Chicago, IL 60604.

(8)      Based on information contained in a Schedule 13G/A filed on February 10, 2023 by Taconic Capital Advisors L.P. (“Taconic Advisors LP”); Taconic Capital Advisors UK LLP (“Taconic Advisors UK”); Taconic Associates LLC (“Taconic Associates”); Taconic Capital Partners LLC (“Taconic Capital”); Taconic Capital Performance Partners LLC (“Taconic Partners”); and Frank P. Brosens. Taconic Advisors LP serves as the investment manager to each of Taconic Opportunity Master Fund L.P. (“Taconic Opportunity Fund”) and Taconic Master Fund 1.5 L.P. (“Taconic Event Fund,” and together with Taconic Opportunity Fund, the “Taconic Funds”). Taconic Advisors LP has entered into a sub-advisory agreement with Taconic Advisors UK pursuant to which Taconic Advisors UK serves as subadvisor to Taconic Advisors LP in respect of each of the Taconic Funds. Taconic Advisors LP is the manager of Taconic Capital Services UK Ltd, the UK parent entity of Taconic Advisors UK. Accordingly, each of Taconic Advisors LP and Taconic Advisors UK may be deemed a beneficial owner of the shares held for the accounts of the Taconic Funds. Taconic Partners serves as the general partner to Taconic Advisors LP. Taconic Associates serves as the general partner to Taconic Opportunity Fund, and accordingly may be deemed a beneficial owner of the shares held for the account of Taconic Opportunity Fund. Taconic Capital serves as the general partner to Taconic Event Fund, and accordingly may be deemed a beneficial owner of the shares held for the account of Taconic Event Fund. Mr. Brosens is a principal of Taconic Advisors LP and a manager of each of Taconic Partners, Taconic Associates and Taconic Capital. In such capacities, Mr. Brosens may be deemed a beneficial owner of the shares held for the accounts of the Taconic Funds. The address of the principal business of office of each of Taconic Advisors LP, Taconic Associates, Taconic Partners, Taconic Capital and Mr. Brosens is c/o Taconic Capital Advisors L.P. 280 Park Avenue, 5th Floor, New York, NY 10017. The address of the principal business office of Taconic Advisors UK is 55 Grosvenor Street, London, W1K 3HY, UK.

(9)      Based on information contained in a Schedule 13G/A filed on February 14, 2023 by Sculptor Capital LP, a Delaware limited partnership (“Sculptor”), Sculptor Capital II LP, a Delaware limited partnership (Sculptor-II”), Sculptor Capital Holding Corp., a Delaware corporation (“SCHC”), Sculptor Capital Holding II LLC, a Delaware limited liability company (“SCHC-II”), Sculptor Capital Management, Inc., a Delaware limited liability company (“SCU”), Sculptor Master Fund, Ltd., a Cayman Islands company (“SCMF”), Sculptor Special Funding, LP, a Cayman Islands exempted limited partnership that is wholly owned by SCMF (“NRMD”), and Sculptor SC II LP, a Delaware limited partnership (“NJGC”). Sculptor is the principal investment manager to a number of private funds and discretionary accounts (collectively, the “Accounts”). Sculptor-II, which is wholly owned by Sculptor, also serves as the investment manager to certain of the Accounts. The reported shares of Class A common stock are held in the Accounts managed by Sculptor and Sculptor-II. SCHC serves as the general partner of Sculptor. SCHC-II, which is wholly owned by Sculptor, serves as the general partner of Sculptor-II. As such, SCHC may be deemed to control Sculptor and, therefore, may be deemed to be the beneficial owner of the reported shares of Class A common stock. SCU is a holding company that is the sole shareholder of SCHC and the ultimate parent company of Sculptor and Sculptor-II. As such, SCU may be deemed to be the beneficial owner of the reported shares of Class A common stock. Sculptor also serves as the investment advisor to SCMF. Sculptor-II is the investment advisor to NJGC. The address of the principal business office of Sculptor, Sculptor-II, SCHC, SCHC-II, and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The address of the principal business office of SCMF is c/o State Street (Cayman) Trust, Limited, 1 Nexus Way — Suite #5203, PO Box 896, Helicona Courtyard, Camana Bay, Grand Cayman, KY1-1103, Cayman. The address of the principal business office of NRMD is c/o Maples FS Limited, P.O. Box 1093, Queensgate House, Grand Cayman, KY1-1102, Cayman Islands. The address of the principal business office of NJGC is c/o The Corporation Trust Company 1209 Orange Street, Wilmington DE 19801.

The Sponsor beneficially owns approximately 27.8% of our issued and outstanding shares of Common Stock and, as a result of holding all of the shares of Class B Common Stock, has the right to elect all of our directors prior to our initial Business Combination and may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

OTHER MATTERS

Stockholder Proposals

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

Delivery of Documents to Stockholders

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 2929 Arch Street, Suite 1703, Philadelphia, PA 19104 or (215) 701-9555, to inform us of their request; or

•        if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

FTAC Emerald Acquisition Corp.
2929 Arch Street, Suite 1703
Philadelphia, PA 19104
(215) 701-9555

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: EMLD.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by September 13, 2023 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ANNEX A

FORM OF PROPOSED
CERTIFICATE OF AMENDMENT
TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
FTAC EMERALD ACQUISITION CORP.

FTAC EMERALD ACQUISITION CORP., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.        The name of the Corporation is “FTAC Emerald Acquisition Corp.” The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 19, as amended on May 6, 2021, and as further amended on November 15, 2021. A Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 20, 2021 (the “Second Amended and Restated Certificate”).

2.        This Amendment to the Second Amended and Restated Certificate of Incorporation (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware.

3.        This Amendment further amends the provisions of the Second Amended and Restated Certificate.

4.        The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.01(b) in its entirety and inserting the following in lieu thereof:

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by September 20, 2024 (the “Extended Termination Date”), (iii) the redemption by the Corporation of 100% of the Offering Shares before the Extended Termination Date at the sole discretion of the Board (the “Early Termination Date”), and (iv) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.07). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Emerald ESG Sponsor, LLC or Emerald ESG Advisors, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.      The Second Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.02(d) in its entirety and inserting the following in lieu thereof:

(d)    In the event that the Corporation has not consummated an initial Business Combination by the Extended Termination Date or, at the discretion of the Board, the Early Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but in any event no later than ten (10) business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less interest previously released to, or reserved for use by, the Corporation in an amount up to $100,000 to pay dissolution expenses and less any other interest released

Annex A-1

to, or reserved for use by, the Corporation to pay franchise and income taxes, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6.      The Second Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.07 in its entirety and inserting the following in lieu thereof:

Additional Redemption Rights.    If, in accordance with Section 9.01(a), any amendment is made to Section 9.02(d) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Extended Termination Date or, at the discretion of the Board, the Early Termination Date, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest previously released to, or reserved for use by, the Corporation to pay franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

Annex A-2

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this            day of            , 2023.

FTAC EMERALD ACQUISITION CORP.
By:
Name:
Title:

Annex A-3

ANNEX B

FORM OF PROPOSED AMENDMENT NO. 1
TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [•], 2023, by and between FTAC Emerald Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on December 15, 2021, the Company consummated an initial public offering (the “Offering”) of units of the Company, each of which is composed of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one-half of one warrant, each whole warrant entitling the holder thereof to purchase one share of Common Stock;

WHEREAS, $251,180,354 of net proceeds of the Offering and sale of the Private Placement Units (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of December 15, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Class A common stock and holders of its Class B common stock, par value $0.0001 per share (together the “Common Stock”), at a special meeting to: (i) amend the Company’s amended and restated certificate of incorporation (the “Charter Amendment”) to (a) extend the date by which the Company has to consummate a business combination from September 20, 2023 to September 20, 2024 (the “Extended Termination Date”), and (b) provide the board of directors of the Company (the “Board”) with the right to cause the Company to redeem 100% of the shares of Common Stock included as part of the units sold in the Offering at any time prior to the Extended Termination Date (the “Early Termination Date”); and (ii) a proposal to amend the Original Agreement to (a) change the date by which the Company has to consummate a business combination from September 20, 2023 to the Extended Termination Date, or in the Board’s sole discretion, the Early Termination Date as set forth in the Charter Amendment (the “Trust Amendment”);

WHEREAS, holders of 65% of the then issued and outstanding shares of Common Stock, voting together as a single class, approved the Charter Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company (and in the case of Exhibit A, jointly signed by the Representative), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including any amounts representing interest earned on the Trust Account, less interest previously released to, or reserved for use by, the Company in an amount up to $100,000 to pay dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes as provided in this Agreement only as directed in the Termination Letter and the other documents referred to therein, (y) September 20, 2024 (the “Termination Date”), or (z) such earlier date as may be determined by the Board in its sole discretion, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including any amounts representing interest

Annex B-1

earned on the Trust Account, less interest previously released to, or reserved for use by, the Company in an amount up to $100,000 to pay dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay franchise and income taxes, shall be distributed to the Public Stockholders of record as of such date. The Trustee agrees to serve as the paying agent of record (“Paying Agent”) with respect to any distribution of Property that is to be made to the Public Stockholders and, in its separate capacity as Paying Agent, agrees to distribute such Property directly to the Company’s Public Stockholders in accordance with the terms of this Agreement and the Company’s Certificate of Incorporation in effect at the time of such distribution;”

2.      Miscellaneous Provisions.

2.1.   Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.   Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.   Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.   Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.   Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.   Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee
By:
Name:
Title:
FTAC Emerald Acquisition Corp.
By:
Name:
Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

Annex B-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail FTAC EMERALD ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 17, 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting in lieu of annual meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the meeting, visit: https://www.cstproxy.com/ ftacemeraldacquisition/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Please mark your votes like this PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3. FOR AGAINST ABSTAIN 1. Proposal 1 – The Charter Amendment Proposal – to approve the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate its initial business combination from September 20, 2023 to September 20, 2024 (or such earlier date as determined by the Company’s Board of Directors. 2. Proposal 2 – The Trust Amendment Proposal – to approve the adoption of an amendment to the Investment Management Trust Agreement, dated December 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to allow the trustee to liquidate the trust account established in connection with the Company’s IPO at such time as may be determined by the Company as set forth in Proposal 1. Proposal 2 is conditioned on the approval of Proposal 1. If Proposal 2 is approved by the stockholders and Proposal 1 is not, neither proposal will take effect. 3. Proposal 3 – The Adjournment Proposal – to approve adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature Signature, if held jointly Date , 2023 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on September 18, 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/ftacemeraldacquisition/2023 The undersigned, revoking any previous proxies relating to these shares with respect to the proposals set forth below hereby acknowledges receipt of the notice and Proxy Statement, dated August 30, 2023 in connection with the special meeting in lieu of annual meeting of stockholders (“Special Meeting”) to be held at 11:00 a.m. Eastern Time on September 18, 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Betsy Z. Cohen and Bracebridge H. Young, Jr. (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED FTAC EMERALD ACQUISITION CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)